EXHIBIT 99.1

February 2, 2006

Securities and Exchange Commission

Washington, D.C.

We have read the statements made by Coastal Bancshares Acquisition Corp. in Item 4.02 of the Form 8-K dated February 2, 2006 and concur with the statements made.

/s/ Hein & Associates LLP